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                                                                    EXHIBIT 10.1

                                  $325,000,000

                               MOVIE GALLERY, INC.
                            (a Delaware corporation)

                            11% Senior Notes due 2012

                               PURCHASE AGREEMENT

April 25, 2005

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                                                                  April 25, 2005

Wachovia Capital Markets, LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
CIBC World Markets Corp.
c/o Wachovia Capital Markets, LLC
    One Wachovia Center
    301 South College Street
    Charlotte, North Carolina 28288

Ladies and Gentlemen:

      Movie Gallery, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several purchasers named in Schedule I hereto (the "Initial Purchasers"), for whom Wachovia Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and CIBC World Markets Corp. are acting as Representatives (in such capacity, the "Representatives"), $325,000,000 aggregate principal amount of its 11% Senior Notes due 2012 (the "Notes"), which will be unconditionally guaranteed on a senior basis as to principal, premium, if any, and interest (the "Guarantees") by the subsidiaries of the Company named in Schedule II hereto (each individually, a "Guarantor" and collectively, the "Guarantors"). The Notes will be issued pursuant to an Indenture (the "Indenture") dated as of the Closing Date (as defined in Section 2) among the Company, the Guarantors and SunTrust Bank, as Trustee (the "Trustee"). This Agreement, the Registration Rights Agreement, to be dated the Closing Date, between the Initial Purchasers and the Company (the "Registration Rights Agreement") and the Indenture are hereinafter collectively referred to as the "Transaction Documents" and the execution and delivery of the Transaction Documents and the transactions contemplated herein and therein are hereinafter referred to as the "Transactions".

      The Notes (and the related Guarantees) will be offered and sold through the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Securities Act"), to qualified institutional buyers in reliance on the exemption from registration provided by Rule 144A under the Securities Act, and in offshore transactions in reliance on Regulation S under the Securities Act ("Regulation S"). The Initial Purchasers have advised the Company that they will offer and sell the Notes purchased by them hereunder in accordance with Section 3 hereof as soon as the Representatives deem advisable.

      In connection with the sale of the Notes, the Company has prepared a preliminary offering memorandum, dated April 15, 2005 (the "Preliminary Memorandum") and a final offering memorandum, dated the date hereof (the "Final Memorandum" and, with the Preliminary Memorandum, each a "Memorandum"). Each Memorandum sets forth certain information concerning the Company, the Notes, the Transaction Documents and the Transactions. The Company hereby confirms that it has authorized the use of the Preliminary Memorandum and the Final Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Notes by the Initial Purchasers.

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      1. Representations and Warranties of the Company and the Guarantors. The
Company and the Guarantors (other than Hollywood Entertainment Corporation ("Hollywood") and Hollywood Management Company (collectively, the "Hollywood Guarantors")) jointly and severally represent and warrant to, and agree with, each of the Initial Purchasers that:

        (a) The Preliminary Memorandum does not contain, and the Final Memorandum, in the form used by the Initial Purchasers to confirm sales and on the Closing Date, and any amendment or supplement thereto does not and will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations or warranties set forth in this paragraph shall not apply to statements in or omissions from either Memorandum made in reliance upon and in conformity with information furnished in writing to the Company by the Initial Purchasers expressly for use therein, as specified in Section 11. The statistical and industry data included in each Memorandum are based on or derived from sources that the Company believes to be reliable and accurate.

        (b) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect. "Material Adverse Effect" shall mean a material adverse change in or effect on or any development having a prospective material adverse effect on (i) the business, operations, properties, assets, liabilities, stockholders' equity, earnings, condition (financial or otherwise), results of operations or management of the Company and its subsidiaries or Hollywood and its subsidiaries, as applicable, considered as one enterprise, whether or not in the ordinary course of business, or (ii) the ability of the Company and each Guarantor to perform its obligations under the Notes or the Transaction Documents.

        (c) The Company and each Guarantor has full power (corporate and other) to own or lease its properties and conduct its business as described in each Memorandum; and the Company has full power (corporate and other) to enter into the Transaction Documents and to carry out all the terms and provisions hereof and thereof to be carried out by it.

        (d) The authorized, issued and outstanding capital stock of the Company is as set forth in the Final Memorandum. All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any security holder of the Company.

        (e) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good

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   standing would not have a Material Adverse Effect; all of the issued shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, and, except for any encumbrance pursuant to
   (i)(A) the Credit Agreement between the Company and SouthTrust Bank, dated June 27, 2001 (as subsequently amended) as of the date hereof with respect to Movie Gallery or (B) the Credit Agreement between Hollywood and other parties named therein dated January 16, 2003 (as subsequently amended) with respect to Hollywood and (iii) the Credit Agreement to be entered into as of the Closing Date between the Company, Wachovia Bank, N.A., and the other parties to be named therein (collectively, the "Senior Financing Documents"), are owned directly or through wholly-owned subsidiaries by the Company, free and clear of all liens, encumbrances, equities or claims.

        (f) No subsidiary of the Company is prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as provided by applicable laws or regulations, the Senior Financing Documents, the Indenture or as disclosed in the Final Memorandum.

        (g) Ernst & Young LLP, who has certified the financial statements included in the Final Memorandum with respect to the Company and delivered its report with respect to such audited financial statements in the Final Memorandum, is, to the knowledge of the Company, an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the applicable rules and regulations thereunder. PricewaterhouseCoopers LLP, who has certified the financial statements included in the Final Memorandum with respect to Hollywood and delivered its report with respect to such audited financial statements in the Final Memorandum, is, to the knowledge of the Company, an independent registered public accounting firm with respect to Hollywood within the meaning of the Securities Act and the applicable rules and regulations thereunder.

        (h) The financial statements (including the notes thereto) of the Company and its consolidated subsidiaries and Hollywood and its consolidated subsidiaries in the Final Memorandum fairly present the financial position, results of operations, cash flows and changes in stockholders' equity of the Company and its consolidated subsidiaries and Hollywood and its consolidated subsidiaries, as applicable, as of the dates and for the periods specified therein; such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise expressly disclosed in the notes thereto) and comply as to form with the applicable accounting requirements of Regulation S-X under the Securities Act; the information set forth under the captions "Offering Memorandum Summary - Summary Consolidated Financial Data and Other Data - Movie Gallery", "Summary Consolidated Financial Data and Other Data - Hollywood," "Selected Consolidated Financial Data - Movie Gallery" and "Selected Consolidated Financial Data - Hollywood" in the Final Memorandum has been fairly extracted from the financial statements of the Company and its consolidated subsidiaries and Hollywood and its consolidated subsidiaries, as applicable, fairly presents the information included therein and has been compiled on a basis consistent with that of the audited financial statements included in the Final Memorandum. The pro forma financial information in the Final

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   Memorandum complies as to form with the applicable accounting requirements of Article 11 of Regulation S-X.

        (i) Subsequent to the respective dates as of which information is given in the Final Memorandum, (i) none of the Company and its subsidiaries and none of Hollywood and its subsidiaries have incurred any material liability or obligation, direct or contingent, or entered into any material transaction in each case not in the ordinary course of business;
   (ii) the Company has not purchased any of its outstanding capital stock, and, except for regular quarterly dividends on the common stock, par value $.001 per share of the Company in amounts per share that are consistent with past practice, has not declared, paid or otherwise made any dividend or distribution of any kind on any class of its capital stock; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries or Hollywood and its subsidiaries, except as disclosed in the Final Memorandum.

        (j) The Company and each of its subsidiaries and Hollywood and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        (k) The Company and Hollywood are subject to and in full compliance with the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except for failures to file current reports on Form 8-K by Hollywood. The reports on SEC Form 10-K filed most recently by the Company and Hollywood, at the time they were filed with the Commission complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and, when read together with the other information in the Final Memorandum, at the date of the Final Memorandum and as of the Closing Date, do not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (l) This Agreement has been duly authorized, executed and delivered by the Company and each Guarantor.

        (m) The Indenture and the Registration Rights Agreement have been duly authorized by the Company and each Guarantor and, on the Closing Date, will have been duly executed and delivered by the Company and each Guarantor, and will constitute the legal, valid and binding obligations of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with their respective terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement

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   thereof is subject to general principles of equity; and the
   Indenture and the Registration Rights Agreement will conform to the description thereof in the Final Memorandum and will be substantially in the form previously delivered to you.

        (n) The Indenture will conform to the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and to the rules and regulations of the Securities and Exchange Commission (the "Commission") applicable to an indenture that is qualified thereunder.

        (o) The Notes have been duly authorized and, on the Closing Date, when executed and authenticated in the manner provided for in the Indenture and delivered to and paid for by the Initial Purchasers as provided in this Agreement, will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement;
   the Guarantees have been duly authorized and, on the Closing Date, upon the due issuance and delivery of the related Notes and the due endorsement of the Guarantees thereon, will have been duly executed, endorsed and delivered and will constitute valid and legally binding obligations of each of the Guarantors, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity, and will be entitled to the benefits of the Indenture; the Exchange Notes (as defined in the Registration Rights Agreement) have been duly authorized and, when executed and authenticated in the manner provided for in the Registration Rights Agreement and the Indenture, will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement; and the Notes and the Exchange Notes will conform to the descriptions thereof in the Final Memorandum.

        (p) The execution, delivery and performance by the Company and each Guarantor of this Agreement and the other Transaction Documents, the issuance and sale of the Notes and the compliance by the Company and each Guarantor with all of the provisions of the Notes, the Indenture, the Registration Rights Agreement and this Agreement and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with, result in a breach or violation of, or constitute a default under, any indenture, mortgage, deed of trust or loan agreement, stockholders' agreement or any other agreement or instrument to which the Company or any of its subsidiaries or any other Guarantor is a party or by which the Company or any of its subsidiaries or any other Guarantor is bound or any of their respective properties are subject, except for such conflicts, breaches, violations or defaults that could not have a Material Adverse Effect, or (ii) with the certificate of incorporation or bylaws of the Company or any of its subsidiaries or any other Guarantor, or any statute, rule or regulation or any judgment, order or decree of any governmental authority or court or any arbitrator

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   applicable to the Company or any of its subsidiaries or any other
   Guarantor, or (iii) require the consent, approval, authorization, order, registration or filing or qualification with, any governmental authority or court, or body or arbitrator having jurisdiction over the Company or any of its subsidiaries or any other Guarantor, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer or sale of the Notes and by Federal and state securities laws with respect to the obligations of the Company and the Guarantors under the Registration Rights Agreement.

        (q) No legal or governmental proceedings or investigations are pending or threatened to which the Company or any of its subsidiaries or Hollywood or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries or Hollywood or any of its subsidiaries is subject, other than proceedings accurately described in the Preliminary Memorandum and the Final Memorandum and such proceedings or investigations that could not, singly or in the aggregate, result in a Material Adverse Effect.

        (r) Except as disclosed in reports filed under the Exchange Act by Movie Gallery or Hollywood, there are no material relationships, direct or indirect, between or among the Company or Hollywood or any of their subsidiaries, on the one hand, and the respective directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries on the other hand, that would be required by the Securities
   Act to be disclosed in a prospectus were the Notes being issued and sold in a public offering registered on Form S-1 under the Securities Act that are not so disclosed in the Preliminary Memorandum and Final Memorandum;
   and there are no contracts or other documents (other than employment agreements) that would be required by the Securities Act to be disclosed in a prospectus were the Notes being issued and sold in a public offering registered on Form S-1 under the Securities Act that are not so disclosed in the Preliminary Memorandum and Final Memorandum.

        (s) Each of the Company and each Guarantor is not now nor after giving effect to the issuance of the Notes and the execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby or described in the Preliminary Memorandum or the Final Memorandum, will be (i) insolvent, (ii) left with unreasonably small capital with which to engage in its anticipated business or (iii) incurring debts or other obligations beyond its ability to pay such debts or obligations as they become due.

        (t) The Company and its Affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D")) have not distributed and, prior to the later of (i) the Closing Date and (ii) the completion of the distribution of the Notes, will not distribute any offering material in connection with the offering and sale of the Notes other than the Preliminary Memorandum, the Final Memorandum or any amendment or supplement thereto.

        (u) The Company and its subsidiaries and Hollywood and its subsidiaries have not sustained, since the date of the latest respective audited financial statements included in the Final Memorandum (exclusive of any amendment or supplement thereto), any material loss or interference with its business or properties from fire, explosion, flood, accident or other

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   calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree (whether domestic or foreign) otherwise than as set forth in the Final Memorandum (exclusive of any amendment or supplement thereto); and, since such date, there has not occurred any change or development having a Material Adverse Effect on the Company or Hollywood or any of their subsidiaries.

        (v) The Company and its subsidiaries and Hollywood and its subsidiaries have good and marketable title in fee simple to all items of real property and good and marketable title to all personal property owned by each of them except as set forth in the Final Memorandum, free and clear of any pledge, lien, encumbrance, security interest or other defect or claim of any third party, except for any encumbrance pursuant to the Senior
   Financing Documents and for such defects in title that could not, individually or in the aggregate, have a Material Adverse Effect. Any property leased by the Company and its subsidiaries is held under valid, subsisting and enforceable leases, and there is no default under any such lease or any other event that with notice or lapse of time or both would constitute a default thereunder, except for defaults that could not, individually or in the aggregate, have a Material Adverse Effect.

        (w) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")) or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(c) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred, exists or is reasonably expected to occur with respect to any employee benefit plan (as defined in Section 3(3) of ERISA) which the Company or any of its subsidiaries maintains, contributes to or has any obligation to contribute to, or with respect to which the Company or any of its subsidiaries or any other Guarantor has any material liability, direct or indirect, contingent or otherwise (a "Plan"); each Plan is in compliance in all material respects with applicable law, including ERISA and the Code; none of the Company or any of its subsidiaries has incurred or expects to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any Plan; and each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or failure to act, which could reasonably be expected to cause the loss of such qualification.

        (x) Except as disclosed in each Memorandum, no labor dispute with the employees of the Company or any of its subsidiaries or Hollywood or any of its subsidiaries exists, is imminent or is threatened, and the senior officers of the Company and its subsidiaries are not aware of any existing, imminent or threatened labor disturbance by the employees of any of their respective principal suppliers, manufacturers, customers or contractors, which, in either case, could reasonably be expected to result in a Material Adverse Effect.

        (y) No proceedings for the merger, consolidation, liquidation or dissolution of the Company or any Guarantor and or the sale of all or a material part of the assets of the Company and its subsidiaries or any material acquisition by the Company or any Guarantor are pending or contemplated, except as set forth in the Final Memorandum.

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        (z) The Company and each of its subsidiaries and Hollywood and each of its subsidiaries owns or otherwise possesses adequate rights to use all material patents, trademarks, service marks, trade names and copyrights, all applications and registrations for each of the foregoing, and all other material proprietary rights and confidential information necessary to conduct their respective businesses as currently conducted; none of the Company or any of its subsidiaries nor Hollywood and its subsidiaries has received any notice, or is otherwise aware, of any infringement of or conflict with the rights of any third party with respect to any of the foregoing, except for failures to possess such rights and for any such infringement or conflicts that could not, individually or in the aggregate, have a Material Adverse Effect.

        (aa) The Company and each of its subsidiaries and Hollywood and each of its subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts and with such deductibles as are prudent in the business in which it is engaged;
   and none of the Company or any of its subsidiaries or Hollywood and its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their respective businesses at a cost that would not have a Material Adverse Effect.

        (bb) The Company and each of its subsidiaries and Hollywood and its subsidiaries are in compliance with all laws, ordinances, regulations and orders applicable to the Company and its subsidiaries or to Hollywood and its subsidiaries, as the case may be, and their respective businesses, and none of the Company or any of its subsidiaries nor Hollywood and any of its subsidiaries has received any notice to the contrary; and each of the Company and its subsidiaries and Hollywood and its subsidiaries possesses all certificates, authorizations, permits, licenses, approvals, orders and franchises (collectively, "Licenses") necessary to conduct their respective businesses in the manner and to the full extent now operated or proposed to be operated as described in the Final Memorandum, and are in compliance with the Licenses, in each case issued by the appropriate federal, state, local or foreign governmental or regulatory authorities (collectively, the "Agencies"), and each other federal, state and local agency, the regulations of which are applicable to the businesses or products of the Company and its subsidiaries or Hollywood and its subsidiaries, except where the failure to so comply with such laws, ordinances, regulations or orders or to possess such Licenses could not have a Material Adverse Effect. The Licenses are in full force and effect and no proceeding has been instituted or, to the Company's or Hollywood's knowledge, is threatened or contemplated which in any manner affects or calls into question the validity or effectiveness thereof, except for such failures to be in effect and such proceedings as could not have a Material Adverse Effect. The Licenses contain no restrictions, except for restrictions applicable to the home video, video game and tanning salon industries generally, that are materially burdensome to the Company or Hollywood.

        (cc) There is and has been no failure on the part of the Company or Hollywood or any of their respective directors or officers, in their capacities as such, to comply with any provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes Oxley Act"), including Section 402 related to loans and Sections 302 and 906 related to certifications.

        (dd) (i) The Company and each of its subsidiaries and Hollywood and each of its subsidiaries is and has been in compliance with all applicable laws, statutes, ordinances, rules, regulations, orders, judgments, decisions, decrees, standards, and requirements relating to: human health and safety; pollution; management, disposal or release of any chemical substance, product or waste; and protection, cleanup, remediation or corrective action relating to the environment or natural resources ("Environmental Law");

          (ii) The Company and each of its subsidiaries and Hollywood and each of its subsidiaries has obtained and is in compliance with the conditions of all permits, authorizations, licenses, approvals and variances necessary under any Environmental Law for the continued conduct in the manner now conducted of their respective businesses ("Environmental Permits");

          (iii) To the knowledge of the Company, there are no past or present conditions or circumstances, including but not limited to pending changes in any Environmental Law or Environmental Permits, that are likely to interfere with the conduct of the business of the Company and its subsidiaries or Hollywood and each of its subsidiaries in the manner now conducted or which would interfere with compliance with any Environmental Law or Environmental Permits; and

          (iv) To the knowledge of the Company, there are no past or present conditions or circumstances at, or arising out of, their respective businesses, assets and properties of the Company and each of its subsidiaries or Hollywood and each of its subsidiaries or any business, assets or properties formerly leased, operated or owned by the Company or any of its subsidiaries, including but not limited to on-site or off-site disposal or release of any chemical substance, product or waste, which may give rise to: (i) liabilities or obligations for any cleanup, remediation or corrective action under any Environmental Law; (ii) claims arising under any Environmental Law for personal injury, property damage, or damage to natural resources; (iii) liabilities or obligations incurred by the Company or its subsidiaries to comply with any Environmental Law; or
      (iv) fines or penalties arising under any Environmental Law;

except in each case for any noncompliance or conditions or circumstances that, singly or in the aggregate, could not result in a Material Adverse Effect.

        (ee) Neither the Company nor any Guarantor nor any subsidiary of the Company or any Guarantor is in violation of its certificate of incorporation, bylaws or other organizational document, and no default or breach exists, and no event has occurred that, with notice or lapse of time or both, would constitute a default in the due performance and observation of any term, covenant or condition of any indenture, mortgage, deed of trust, lease, loan agreement, stockholders' agreement or any other agreement or instrument to which the Company or any Guarantor or any subsidiary of the Company or any Guarantor is a party or by which the Company or any Guarantor or any of subsidiary of the Company or any Guarantor is bound or to which any of their respective properties are subject, except for such breaches, defaults or events, that could not, individually or in the aggregate, have a Material Adverse Effect.

        (ff) The Company and each of its subsidiaries and the Guarantor and each of their subsidiaries has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith and for which adequate reserves are retained, and except for such filings and payments, the failure of which to have been made, could not, individually or in the aggregate, have a Material Adverse Effect.

        (gg) Except as disclosed in the Final Memorandum, there are no contracts, agreements or understandings between the Company or any of its subsidiaries and any person granting such person the right to require the Company or any of its subsidiaries to file a registration statement under the Securities Act or to require the Company to include any securities held by any person in any registration statement filed by the Company under the Securities Act.

        (hh) Neither the Company nor any Guarantor is, nor after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Final Memorandum will be, an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

        (ii) Neither the Company nor any of its subsidiaries nor any of their respective Affiliates, nor any person acting on behalf of the Company or any of its subsidiaries has, directly or indirectly, sold, offered for sale, solicited any offer to buy or otherwise negotiated in respect of, or will sell, offer for sale, solicit any offer to buy or otherwise negotiate in respect of, or distributed any offering memoranda or similar materials with respect to, any security which offer or sale would be integrated with the sale of the Notes and the Guarantees in a manner that would require the offer or sale of the Notes and the Guarantees to be registered under the 1933 Act (it being understood that no representation or warranty is made by the Company and the Guarantors as to the Initial Purchasers and their agents). Within the last six months, neither the Company nor anyone acting on its behalf has distributed to investors or potential investors any offering materials relating to an offering of securities, other than the Preliminary Memorandum.

        (jj) None of the Company or any of its Affiliates has, directly or through any person acting on its or their behalf (other than the Initial Purchasers, as to which no statement is made), offered, solicited offers to buy or sold the Notes by any form of general solicitation or general advertising (within the meaning of Regulation D) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

        (kk) None of the Company, any of its Affiliates, nor any person acting on its or their behalf (other than the Initial Purchasers, as to which no statement is made), has engaged in any directed selling efforts with respect to the Notes, and each of them has complied with the offering restrictions requirement of Regulation S under the Securities Act ("Regulation S"). Terms used in this paragraph have the meanings given to them by Regulation S.

        (ll) None of the Company or any of its Affiliates has taken, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes; nor has the Company or any of its Affiliates paid or agreed to pay to any person any compensation for soliciting another to purchase any securities of the Company (except as contemplated by this Agreement).

        (mm) The Notes satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

        (nn) Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 3 hereof and compliance by the Initial Purchasers with the procedures set forth in Section 3 hereof, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchasers in the manner contemplated by this Agreement and disclosed in the Preliminary Memorandum and the Final Memorandum to register the Notes or the related Guarantees under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

        (oo) None of the Transactions (including, without limitation, the use of proceeds from the sale of the Notes) will violate or result in a violation of Section 7 of the Exchange Act or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System.

        (pp) There are, and during the last 12 months there have been, no material disputes between the Company and its subsidiaries or Hollywood and its subsidiaries and any of their respective ten largest suppliers (as measured by dollar volume of goods purchased by the Company and its subsidiaries or Hollywood and its subsidiaries, as applicable) ("Material Suppliers"). The Company's and Hollywood's relations with their Material Suppliers are, to the knowledge of the Company and Hollywood, good, and the Company and Hollywood have received no notice, and are not otherwise aware, of any anticipated dispute with any of their respective Material Suppliers, or that any Material Supplier intends to cease or reduce its supply to the Company or Hollywood, as applicable.

        (qq) The relationship of the Company or Hollywood and each of their subsidiaries with each movie studio with which it has a revenue sharing contract or movie distribution arrangement, to the knowledge of the Company, is good, and the Company and Hollywood have received no notice, and are not otherwise aware, of any anticipated dispute with any of such respective movie studios, or that any such movie studios intend to cease or reduce their revenue sharing arrangements or movie distribution arrangements with the Company or Hollywood, or any of their respective subsidiaries, as applicable.

        (rr) Except as disclosed in the Final Memorandum, and except for fee arrangements between (i) the Company and Wachovia Bank, National Association; Wachovia Capital Investments, Inc.; Wachovia Capital Markets, LLC; Merrill Lynch Capital Corporation; and Merrill Lynch, Pierce, Fenner & Smith Incorporated and (ii) Hollywood and UBS Securities and Lazard Freres & Co., LLC, there are no agreements, arrangements or understandings that will require the payment of any commissions, fees or other remuneration to any investment banker, broker, finder, consultant or intermediary in connection with the transactions contemplated by this Agreement.

        (ss) The Company does not intend to treat any of the transactions contemplated by the Transaction Documents as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event the Company determines to take any action inconsistent with such intention, it will promptly notify the Representatives thereof. If the Company so notifies the Representatives, the Company acknowledges that one or more of the Initial Purchasers may not treat its purchase and resale of Notes as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Initial Purchaser or Initial Purchasers, as applicable, will maintain the lists and other records required by such Treasury Regulation.

        (tt) The Company has been advised by the National Association of Securities Dealers, Inc.'s (the "NASD") PORTAL Market that the Notes have been designated PORTAL-eligible securities in accordance with the rules and regulations of the NASD.

        (uu) There are no stamp or other issuance or transfer taxes or duties or other similar fees or charges required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Company of the Notes.

Each certificate signed by any officer of the Company or the Guarantors and delivered to the Initial Purchasers or their counsel shall be deemed to be a representation and warranty by the Company or the Guarantors, as the case may be, to the Initial Purchasers as to the matters covered thereby. Upon the delivery of and payment for the Notes as set forth in Section 2, the Hollywood Guarantors will be deemed to have made all of the representations and warranties set forth in Section 1.

      2. Purchase, Sale and Delivery of the Notes. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell $325,000,000 aggregate principal amount of Notes, and each of the Initial Purchasers, severally and not jointly, agree to purchase from the Company the principal amount of Notes set forth opposite the name of such Initial Purchaser in Schedule I hereto having the terms described in the Final Offering Memorandum at a purchase price equal to 95.965% of the principal amount thereof (the "Purchase Price"), plus any additional principal amount of Notes that such Initial Purchaser may become obligated to purchase pursuant to the provision of Section 10 hereof. One or more certificates in definitive form or global form, as instructed by the Representatives for the Notes that the Initial Purchasers have severally agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company not later than one full business day prior to the Closing Date (as defined below), shall be delivered by or on behalf of the Company to the Representatives for the respective accounts of the Initial Purchasers, with any transfer taxes payable in connection with the transfer of the Notes to the Initial Purchasers duly paid, against payment by or on behalf of the Initial Purchasers of the Purchase Price therefor by wire transfer in Federal or other funds immediately available to the account of the Company. Such delivery of and payment for the Notes shall be made at the offices of Mayer, Brown, Rowe & Maw LLP ("Counsel for the Initial Purchasers"), 1675

Broadway, New York, NY 10019 at 10:00 A.M., New York City time, on April 27, 2005, or at such other place, time or date as the Representatives and the Company may agree upon, such time and date of delivery against payment being herein referred to as the "Closing Date". The Company will make such certificate or certificates for the Notes available for examination by the Initial Purchasers at the New York, New York offices of Counsel for the Initial Purchasers not later than 10:00 A.M., New York City time on the business day prior to the Closing Date.

      3. Offering of the Notes and the Initial Purchasers' Representations and Warranties. Each of the Initial Purchasers, severally and not jointly, represents and warrants to and agrees with the Company that:

        (a) It is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a "QIB").

        (b) It will solicit offers for such Notes only from, and will offer such Notes only to, persons that it reasonably believes to be (A) in the case of offers inside the United States, QIBs (B) in the case of offers outside the United States, to persons other than U.S. persons ("foreign purchasers", which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) in reliance upon Regulation S under the Securities Act that, in each case, in purchasing such Notes are deemed to have represented and agreed as provided in the Final Memorandum under the caption "Notice to Investors".

        (c) It will not offer or sell the Notes using any form of general solicitation or general advertising (within the meaning of Regulation D) or in any manner involving a public offering within the meaning of Section 4(2) under the Securities Act.

        (d) With respect to offers and sales outside the United States:

            (i) at or prior to the confirmation of any sale of any Notes sold in reliance on Regulation S, it will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Notes from it during the distribution compliance period (as defined in Regulation S) a confirmation or notice substantially to the following effect:

                  "The Notes covered hereby have not been registered under the
            U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons, (i) as part of their distribution at any time; or (ii) otherwise until 40 days after the later of the commencement of the offering of the Notes and April 27, 2005, except in either case in accordance with Regulation S or Rule 144A under the Securities Act. Terms used above have the meanings given to them by Regulation S."; and

            (ii) such Initial Purchaser has offered the Notes and will offer and sell the Notes (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with

      Rule 903 of Regulation S or as otherwise permitted in Section 3(b); accordingly, such Initial Purchaser has not engaged nor will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Notes, and such Initial Purchasers has complied and will comply with the offering restrictions requirements of Regulation S.

      Terms used in this Section 3(d) have the meanings given to them by Regulation S.

      4. Covenants of the Company. The Company covenants and agrees with the Initial Purchasers that:

        (a) The Company will prepare the Final Memorandum in the form approved by the Representatives and will not amend or supplement the Final Memorandum without first furnishing to the Representatives a copy of such proposed amendment or supplement or filing and will not use or file any amendment or supplement to which the Representatives may reasonably object.

        (b) The Company will furnish to the Initial Purchasers and to Counsel for the Initial Purchasers prior to 5:00 p.m. New York City time on the business day after the date of this Agreement and during the period referred to in paragraph (c) below, without charge, as many copies of the Final Memorandum and any amendments and supplements thereto as they reasonably may request.

        (c) At any time prior to the completion of the distribution of the Notes by the Initial Purchasers, if any event occurs or condition exists as a result of which the Final Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Final Memorandum to comply with applicable law, the Company will promptly (i) notify the Initial
   Purchasers of the same; (ii) subject to the requirements of paragraph (a) of this Section 4, prepare and provide to the Initial Purchasers, at its own expense, an amendment or supplement to the Final Memorandum so that the statements in the Final Memorandum as so amended or supplemented will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or so that the Final Memorandum, as amended or supplemented, will comply with applicable law; and (iii) supply any supplemented or amended Final Memorandum to the Initial Purchasers and Counsel for the Initial Purchasers, without charge, in such quantities as may be reasonably requested.

        (d) The Company will (i) qualify the Notes and the Guarantees for sale by the Initial Purchasers under the laws of such jurisdictions as the Representatives may designate and (ii) maintain such qualifications for so long as required for the sale of the Notes by the Initial Purchasers. The Company will promptly advise the Initial Purchasers of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

        (e) At any time prior to the completion of the distribution of the Notes by the Initial Purchasers, the Company will deliver to the Initial
   Purchasers such additional information concerning the business and financial condition of the Company or Hollywood as the Initial Purchasers may from time to time request and whenever the Company or Hollywood or any of their subsidiaries publishes or makes available to the public (by filing with any regulatory authority or securities exchange or by publishing a press release or otherwise) any information that would reasonably be expected to be material in the context of the issuance of the Notes under this Agreement, shall promptly notify the Initial
   Purchasers as to the nature of such information or event. The Company will likewise notify the Initial Purchasers of (i) any decrease in the rating of the Notes or any other debt securities of the Company by any nationally recognized statistical rating organization (as defined in Rule 436(g)(2) under the Securities Act) or (ii) any notice or public announcement given of any intended or potential decrease in any such rating or that any such securities rating agency has under surveillance or review, with possible negative implications, its rating of the Notes, as soon as the Company becomes aware of any such decrease, notice or public announcement.

        (f) The Company will not, and will not permit any of its Affiliates to, resell any of the Notes that have been acquired by any of them, other than pursuant to an effective registration statement under the Securities Act or in accordance with Rule 144 under the Securities Act.

        (g) Except as contemplated in the Registration Rights Agreement, none of the Company or any of its Affiliates, nor any person acting on its or their behalf (other than the Initial Purchasers or any of their respective Affiliates, as to which no statement is made) will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Notes under the Securities Act.

        (h) None of the Company or any of its Affiliates, nor any person acting on its or their behalf (other than the Initial Purchasers or any of their respective Affiliates, as to which no statement is made), will solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising (within the meaning of Regulation D) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

        (i) None of the Company or any of its Affiliates, nor any person acting on its or their behalf (other than the Initial Purchasers or any of their respective Affiliates, as to which no statement is made), will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Notes, and each of them will comply with the offering restrictions requirements of Regulation S.

        (j) None of the Company or any of its Affiliates, nor any person acting on its or their behalf (other than the Initial Purchasers or any of their respective Affiliates, as to which no statement is made), will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any securities of the same or a similar class as the Notes, other than the Notes offered or sold to the Initial Purchasers hereunder, in a manner which would require the registration under the Securities Act of the Notes.

        (k) So long as any of the Notes are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, at any time that the Company is not then subject to Section 13 or 15(d) of the Exchange Act, the Company will provide at its expense to each holder of the Notes and to each prospective purchaser (as designated by such holder) of the Notes, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act. (This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders from time to time, of the Notes.)

        (l) The Company will apply the net proceeds from the sale of the Notes as set forth under "Use of Proceeds" in the Final Memorandum.

        (m) Until completion of the distribution, neither the Company nor any of its Affiliates will take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes.

        (n) For so long as any Notes are outstanding, the Company and its subsidiaries will conduct its operations in a manner that will not subject the Company or any subsidiary to registration as an investment company under the Investment Company Act.

        (o) Each Note will bear a legend substantially as set forth in the Final Memorandum under the caption "Notice to Investors" until such legend shall no longer be necessary or advisable because the Notes are no longer subject to the restrictions on transfer described therein.

        (p) Except as contemplated by the Registration Rights Agreement, the Company will not, directly or indirectly, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase debt securities of the Company substantially similar to the Notes (other than the Notes offered pursuant to this Agreement) for a period of 90 days after the date hereof, without the prior written consent of Wachovia Capital Markets, LLC.

        (q) The Company will, promptly after it has notified the Representatives of any intention by the Company to treat the Transactions as being a "reportable transaction" (within the meaning of Treasury Regulation
   Section 1.6011-4), deliver a duly completed copy of IRS Form 8886 or any successor form to the Representatives.

      5. Expenses. (a) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company and the Guarantors (subject to the last sentence of Section 8 and the proviso in Section 9(b) of this Agreement) will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the issuance and sale of the Notes and all other fees or expenses in connection with the preparation of each Memorandum and all amendments and supplements thereto, including all printing costs associated therewith, and the delivery of copies thereof to the Initial Purchasers, (ii) all costs and expenses related to the transfer and delivery of the Notes to the Initial Purchasers, including any transfer or other taxes payable thereon, (iii) the cost of producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Notes under state securities laws and all expenses in connection with the qualification of the Notes for offer and sale under state securities laws as provided in Section 4(d) hereof, including filing fees and the reasonable fees and disbursements of Counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) any fees charged by rating agencies for the rating of the Notes, (v) all document production charges and expenses of counsel to the Initial Purchasers (but not including their fees for professional services) in connection with the preparation of this Agreement, (vi) the fees and expenses, if any, incurred in connection with the admission of the Notes for trading in PORTAL or any appropriate market system, (vii) the costs and charges of the Trustee and any transfer agent, registrar or depositary, (viii) the cost of the preparation, issuance and delivery of the Notes, (ix) all costs and expenses relating to investor presentations, including any "road show" presentations undertaken in connection with the marketing of the offering of the Notes, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the officers of the Company and any such consultants, and one-half of the cost of any aircraft chartered in connection with the road show, and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

      (b) If the sale of the Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 6 hereof is not satisfied, because this Agreement is terminated pursuant to Section 9 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Initial Purchasers, the Company will reimburse the Initial Purchasers upon demand for all reasonable documented out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Notes; provided, however, that the obligations of the Company under this Section 5(b) shall be in addition to, and not in place of, the provisions for expense reimbursement set forth in the Amended and Restated Fee Letter, dated January 9, 2005, among and between Wachovia Bank, National Association; Wachovia Capital Investments, Inc.; Wachovia Capital Markets, LLC; Merrill Lynch Capital Corporation; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

     6. Conditions to the Initial Purchaser's Obligations. The obligations of the several Initial Purchasers to purchase and pay for the Notes shall be subject to the accuracy of the representations and warranties of the Company and each Guarantor in Section 1 hereof, in each case as of the date hereof and as of the Closing Date, as if made on and as of the Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder and to the following additional conditions:

      (a) The Initial Purchasers shall have received the following opinions, each in form and substance satisfactory to the Initial Purchasers and dated the Closing Date:

            (i) An opinion of Alston & Bird LLP ("Counsel for the Company") to the effect set forth in Exhibit A hereto;

            (ii) An opinion of Troy & Gould, P.C. to the effect set forth in Exhibit B hereto;

            (iii) An opinion of the General Counsel of the Company to the effect set forth in Exhibit C hereto; and

            (iv) An opinion of Stoel Rives LLP, counsel for Hollywood to the effect set forth in Exhibit D hereto.

      (b) The Initial Purchasers shall have received an opinion, dated the Closing Date, of Counsel for the Initial Purchasers, with respect to the issuance and sale of the Notes and such other related matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents as it may reasonably request for the purpose of enabling it to pass upon such matters. In rendering such opinion, such counsel may rely as to certain matters of law upon the opinions referred to in Section 6(a).

      (c) The Initial Purchasers shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing
   Date, as the case may be, in form and substance satisfactory to the Initial Purchasers and Counsel for the Initial Purchasers, from
   Ernst & Young LLP and PricewaterhouseCoopers LLP, independent registered public accounting firms, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in each Memorandum, including, without limitation, pro forma financial information;
   provided that the letter shall use a "cut-off date" within three days of the date of such letter. References to the Final Memorandum in this paragraph (c) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

      (d) (i) None of the Company nor any of its subsidiaries nor Hollywood or any of its subsidiaries, shall have sustained, since the date of their respective latest audited financial statements included in the Final Memorandum (exclusive of any amendment or supplement thereto), any loss or interference with their respective businesses or properties from fire, explosion, flood, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree (whether domestic or foreign) otherwise than as set forth in the Final Memorandum
   (exclusive of any amendment or supplement thereto); and (ii) since the respective dates as of which information is given in the Preliminary Memorandum or the Final Memorandum, there shall not have been any change in the capital stock (other than issuances pursuant to employee benefit plans) or long-term debt of the Company and its subsidiaries or Hollywood or any of its subsidiaries except as included in the Final Memorandum (exclusive of any amendment or supplement thereto), or any change in or effect on or any development having a prospective change in or effect on the business, operations, properties, assets, liabilities, stockholders' equity, earnings, condition (financial or otherwise), results of operations or management of the Company and its subsidiaries or Hollywood or any of its subsidiaries, whether or not in the ordinary course of business, otherwise than as set forth in each such Memorandum (exclusive of any amendment or supplement thereto), the effect of which, in any such case described in clause (i) or (ii), is, in the sole judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to market the Notes on the terms and in the manner described in the Final Memorandum (exclusive of any amendment or supplement thereto).

      (e) None of the information set forth in the sections of the Final Memorandum entitled "Use of Proceeds" and "Management's Discussion and Analysis of Financial Conditions and Results of Operations - Movie Gallery - Related Party Transactions" shall have changed, nor shall there have been any change in the information with respect to the directors and officers of the Company from what is set forth in the section of the Final Memorandum entitled "Business - Movie Gallery - Management", if the effect of any such change, individually or in the aggregate, in the sole judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering or the delivery of the Notes on the terms and in the manner described in the Final Memorandum, exclusive of any amendment or supplement thereto.

      (f) The Initial Purchasers shall have received a certificate, dated the Closing Date and in form and substance satisfactory to the Initial Purchasers, of the Chief Executive Officer and the Chief Financial
   Officer of the Company as to the accuracy of the representations and warranties of the Company in this Agreement at and as of the Closing
   Date; that the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date; and as to the matters set forth in Sections 6(d) and (e).

      (g) The Initial Purchasers shall have received a certificate, dated the Closing Date and in form and substance satisfactory to the Initial Purchasers, of the Chief Executive Officer and the Chief Financial
   Officer of Hollywood (i) as to the accuracy of the representations and warranties relating to Hollywood in this Agreement at and as of the Closing Date; (ii) as to the matters set forth in Sections 6(d) relating to Hollywood; and (iii) to the effect that the statements about Hollywood (including the financial statements of Hollywood) included in the Preliminary Offering Memorandum and the Final
   Offering Memorandum do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

      (h) The Notes shall have received initial ratings of not less than B- by Standard & Poor's and B2 by Moody's, and, subsequent to the date hereof, there shall not have been any decrease in the rating of the Notes by any "nationally recognized statistical rating agency", as that term is defined by the Commission for purposes of Rule
   436(g)(2) under the Securities Act, and no such organization shall have publicly announced that it has under surveillance or review its ratings of the Securities or any notice or public announcement given of any intended or potential decrease in any such rating or that any such securities rating agency has under surveillance or review, with possible negative implications, its rating of the Notes.

      (i) The Notes shall have been designated for trading on PORTAL.

      (j) The Notes shall be eligible for clearance and settlement through the Depository Trust Company, Clearstream Banking and the Euroclear
   System.

      (k) On or before the Closing Date, the Initial Purchasers and Counsel for the Initial Purchasers shall have received such further certificates, documents or other information as they may have reasonably requested from the Company or Hollywood.

      (l) Simultaneously with the Closing, the Company shall have consummated that certain senior credit facility described under the caption "Description of New Senior Credit Facility" in the Final Memorandum.

      (m) Simultaneously with the Closing, the Company shall have consummated that certain merger with Hollywood as described in the Final
   Memorandum.

      7. Indemnification and Contribution. (a) The Company and each Guarantor (subject to the last sentence of Section 8 and the proviso in Section 9(b) of this Agreement), jointly and severally, agrees to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Initial Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Initial Purchaser or such other person may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Memorandum or the Final Memorandum or any amendment or supplement thereto; or (ii) the omission or alleged omission to state in the Preliminary Memorandum or the Final Memorandum or any amendment or supplement thereto a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, and will reimburse, as incurred, each Initial Purchaser and each such other person for any legal or other expenses reasonably incurred by such Initial Purchaser or such other person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company and the Guarantors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Memorandum, the Final Memorandum or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such Initial Purchasers through the Representatives specifically for use therein as set forth in Section 11 hereof; and provided further, that the foregoing indemnity agreement (except for the expense reimbursement provisions) with respect to the Preliminary Memorandum shall not inure to the benefit of any Initial Purchaser who failed to deliver a Final Memorandum, provided by the Company to the Initial Purchasers in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date, to the person asserting any losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, if a court of competent jurisdiction, in a decision not subject to further appeal, determines that (i) such material misstatement or omission was cured in the Final Memorandum, (ii) such Final Memorandum was required by law to be delivered at or prior to the written confirmation of sale to such person and (iii) delivery of such Final Memorandum would have precluded such person from recovering for such losses, claims, damages and liabilities.

      (b) Each Initial Purchaser, severally and not jointly, will indemnify and hold harmless the Company and the Guarantors and their respective affiliates, directors, officers, and each person, if any, who controls any of the Company or the Guarantors within the meaning of
   Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company, the Guarantors, any such affiliates, directors or officers or such controlling person may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Memorandum or the Final Memorandum or any amendment or supplement thereto, or (ii) the omission or alleged omission to state in the Preliminary Memorandum or the Final Memorandum or any amendment or supplement thereto a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers through the Representatives specifically for use therein as set forth in Section 11 hereof and, subject to the limitation set forth immediately preceding this clause, will reimburse as incurred, any legal or other expenses reasonably incurred by the Company or the Guarantors or any such affiliates, directors or officers or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with, any such loss, claim, damage, liability or action in respect thereof.

      (c) As soon as reasonably practicable, after receipt by any person to whom indemnity may be available under this Section 7 (the "indemnified party") of legal service of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any person from whom indemnity may be sought under this
   Section 7 (the "indemnifying party"), notify such indemnifying party of the commencement thereof; but the failure to so notify such indemnifying party will not relieve such indemnifying party from any liability which it may have to such indemnified party otherwise than under this Section 7 and will affect its liability under this
   Section 7 only to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses, and in no event will such failure affect the obligation of the indemnifying party to reimburse the expenses of the indemnified party as set forth in this section. In case any such action is brought against any indemnified party, and such indemnified party notifies the relevant indemnifying party of the commencement thereof, such indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, jointly with any other indemnifying party similarly notified, with counsel satisfactory to such indemnified party; provided, however, that if the named parties in any such action (including impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have concluded, based on advice of outside counsel, that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party or that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select a single national counsel and one local firm in each jurisdiction to defend such action on behalf of such indemnified party or parties. After notice from an indemnifying party to an indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, such indemnifying party will not be liable to such indemnified party under this
   Section 7 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) such indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence or (ii) such indemnifying party does not promptly retain counsel satisfactory to such indemnified party or (iii) such indemnifying party has authorized the employment of counsel for such indemnified party at the expense of the indemnifying party. After such notice from an indemnifying party to an indemnified party, such indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the written consent of such indemnifying party. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by (i), (ii) or (iii) of the third sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (x) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (y) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. An indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the indemnified party or any other person that may be entitled to indemnification hereunder is a party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of the indemnified party and such other persons from all liability arising out of such claim, action, suit or proceeding.

      (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 7 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (including, without limitation, any legal or other expenses incurred in connection with defending or investigating any action or claim) (or actions in respect thereof) ("Losses"), the Company and the Guarantors (subject to the last sentence of Section 8 and the proviso in Section 9(b) of this Agreement), on the one hand, and the Initial Purchasers, on the other, in order to provide for just and equitable contribution, agree to contribute to the amount paid or payable by such indemnified party as a result of such Losses to which the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, may be subject, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, from the offering of the Notes or
   (ii) if the allocation provided by the foregoing clause (i) is unavailable for any reason, not only such relative benefits but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, in connection with the statements or omissions or alleged statements or omissions that resulted in such Losses. The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchasers from the Company in connection with the purchase of the Notes hereunder as set forth in the Final
   Memorandum. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Guarantors or the Initial Purchasers, the parties' intent, relative knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The
   Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation (even if the Initial Purchasers were treated as one entity for such purpose) that does not take into account the equitable considerations referred to above. Notwithstanding any other provision of this paragraph (d), no Initial Purchaser shall be obligated to make contributions hereunder that in the aggregate exceed the total underwriting discounts and commissions received by such Initial
   Purchaser from the Company in connection with the purchase of the Notes hereunder, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' respective obligations to contribute hereunder are several in proportion to their respective obligations to purchase
   Notes as set forth on Schedule I hereto and not joint. For purposes of this paragraph (d), each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Securities Act or
   Section 20 of the Exchange Act and each other person listed in
   Section 7(a) hereof shall have the same rights to contribution as such Initial Purchaser, and each affiliate, director or officer of the Company or any Guarantor and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company and the Guarantors.

      (e) The obligations of the Company and the Guarantors under this Section 7 shall be in addition to any obligations or liabilities which the Company and the Guarantors may otherwise have and the obligations of the respective Initial Purchasers under this Section 7 shall be in addition to any obligations or liabilities which the Initial
   Purchasers may otherwise have.

    8. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, the Guarantors, their respective officers, and the several Initial Purchasers set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, the Guarantors, their respective officers or directors or any controlling person referred to in
Section 7 hereof or any Initial Purchaser and (ii) delivery of and payment for the Notes. The respective agreements, covenants, indemnities and other statements set forth in Sections 5 and 7 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement. Notwithstanding any other provision of this Agreement, the respective agreements, covenants, indemnities and other statements of the Hollywood Guarantors and their respective officers set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, including but not limited to the agreements, covenants, indemnities and other statements set forth in Sections 5 and 7 of this Agreement, shall immediately terminate and be of no further force or effect, and the Hollywood Guarantors and their respective officers shall have no liability with respect to this Agreement, if the merger between an affiliate of the Company and Hollywood, as described in the Final Memorandum, is not completed.

    9.Termination. (a) The Representatives may terminate this Agreement with respect to the Notes by notice to the Company at any time on or prior to the Closing Date in the event that (i) the Company shall have failed, refused or been unable to perform in any material respect all obligations and satisfy in any material respect all conditions on its part to be performed or satisfied hereunder at or prior thereto or if, at or prior to the Closing Date (ii) trading in securities generally on the New York Stock Exchange, the NASDAQ National Market or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market; (iii) there has been a material disruption in commercial banking or securities settlement, payment or clearance services in the United States; (iv) a banking moratorium shall have been declared by New York, North Carolina or United States authorities or (v) there shall have been
(A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States, (C) the occurrence of any other calamity or crisis involving the United States or (D) any change in general economic, political or financial conditions which has an effect on the U.S. financial markets or the international financial markets that, in the case of any event described in this clause (v), in the sole judgment of the Representatives, makes it impracticable or inadvisable to proceed with the offer, sale and delivery of the Notes as disclosed in the Preliminary Memorandum or the Final Memorandum, exclusive of any amendment or supplement thereto.

        (b) Termination of this Agreement pursuant to this Section 9 shall be without liability of any party to any other party except as provided in Sections 5 and 7 hereof; provided, however, that the Hollywood Guarantors shall be entirely without liability under this Agreement in the event of such termination.

      10. Defaulting Initial Purchasers. If, on the Closing Date, any Initial Purchaser defaults in the performance of its obligations under this Agreement, the non-defaulting Initial Purchasers shall be obligated to purchase the Notes that such defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase on the Closing Date (the "Remaining Notes") in the respective proportions that the principal amount of the Notes set opposite the name of each non-defaulting Initial Purchaser in Schedule I hereto bears to the principal amount of the Notes set opposite the names of all the non-defaulting Initial Purchasers in Schedule I hereto; provided, however, that the non-defaulting Initial Purchasers shall not be obligated to purchase any of the Notes on the Closing Date if the total principal amount of Notes which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase on such date exceeds 10% of the total principal amount of Notes to be purchased on the Closing Date, and no non-defaulting Initial Purchaser shall be obligated to purchase more than 110% of the principal amount of Notes that it agreed to purchase on the Closing Date pursuant to this Agreement. If the foregoing maximums are exceeded, the non-defaulting Initial Purchasers, or those other purchasers satisfactory to the Initial Purchasers who so agree, shall have the right, but not the obligation, to purchase, in such proportion as may be agreed upon among them, all the Remaining Notes. If the non-defaulting Initial Purchasers or other Initial Purchasers satisfactory to the Initial Purchasers do not elect to purchase the Remaining Notes, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth herein.

      Nothing contained in this Agreement shall relieve a defaulting Initial Purchaser of any liability it may have to the Company for damages caused by its default. If other purchasers are obligated or agree to purchase the Notes of a defaulting or withdrawing Initial Purchaser, the Company or the Representatives may postpone the Closing Date for up to five full business days in order to effect any changes in the Transaction Documents or in any other document or arrangement that, in the opinion of counsel for the Company or Counsel for the Initial Purchasers, may be necessary.

      11. Information Supplied by Initial Purchasers. The statements set forth in the fourth paragraph (except for the first sentence thereof), sixth paragraph (except for the first sentence thereof) and the seventh paragraph under the heading "Plan of Distribution" in the Preliminary Memorandum and the Final Memorandum, to the extent such statements relate to the Initial Purchasers, constitute the only information furnished by the Initial Purchasers to the Company for the purposes of Sections 1(a) and 7 hereof.

      12. Notices. All communications hereunder shall be in writing and, if sent to any of the Initial Purchasers, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Wachovia Capital Markets, LLC, One Wachovia Center, 301 South College Street, Charlotte, North Carolina 28288-0604, Attention: General Counsel, with a copy to Mayer, Brown, Rowe & Maw LLP, 190 South LaSalle Street, Chicago, Illinois 60603, Attention: James J. Junewicz and if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at Movie Gallery, Inc., 900 West Main Street, Dothan, Alabama 36301, Attention: General Counsel with a copy to Alston & Bird LLP, One Atlantic Center, 1201 West Peachtree Street, Atlanta, Georgia 30309, Attention: Justin R. Howard.

      13. Successors. This Agreement shall inure to the benefit of and shall be binding upon the several Initial Purchasers, the Company and the Guarantors and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the several Initial Purchasers, the Company and the Guarantors and their respective successors and legal representatives, and for the benefit of no other person, except that (i) the indemnities of the Company contained in
Section 7 of this Agreement shall also be for the benefit of any person or persons who control any Initial Purchaser within the meaning of Section

15 of the Securities Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchasers contained in Section 7 of this Agreement shall also be for the benefit of the affiliates, directors and officers of the Company and the Guarantors, and any person or persons who control the Company or the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. No purchaser of Notes from any Initial Purchaser shall be deemed a successor to such Initial Purchaser because of such purchase.

      14. Applicable Law. This Agreement shall be governed by the laws of the State of New York.

      15. Consent to Jurisdiction and Service of Process. (a) All judicial proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York, which jurisdiction is non-exclusive.

        (b) Each party agrees that any service of process or other legal summons in connection with any Proceeding may be served on it by mailing a copy thereof by registered mail, or a form of mail substantially equivalent thereto, postage prepaid, addressed to the served party at its address as provided for in Section 12 hereof. Nothing in this Section shall affect the right of the parties to serve process in any other manner permitted by law.

      16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            [The remainder of this page is intentionally left blank.]

      If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company, the Guarantors and the Initial Purchasers.

                              Very truly yours,

                              MOVIE GALLERY, INC.

                              By: /s/ Joe Malugen
                                  --------------------------------
                                  Name: Joe T. Malugen
                                  Title: President and Chief Executive
                                         Officer

                              MOVIE GALLERY US, INC.

                              By: /s/ S. Page Todd
                                  --------------------------------
                                  Name: S. Page Todd
                                  Title: Executive Vice President
                                         and Secretary

                              MOVIE GALLERY FINANCE, INC.

                              By: /s/ S. Page Todd
                                  --------------------------------
                                  Name: S. Page Todd
                                  Title: Vice President and
                                         Assistant Secretary

                              MOVIE GALLERY LICENSING, INC.

                              By: /s/ S. Page Todd
                                  --------------------------------
                                  Name: S. Page Todd
                                  Title: Vice President and
                                         Assistant Secretary

                              MOVIE GALLERY SERVICES, INC.

                              By: /s/ S. Page Todd
                                 -----------------
                                  Name:  S. Page Todd
                                  Title: Executive Vice President
                                         and Secretary

                              M.G.A. Realty I, LLC

                              By: /s/ S. Page Todd
                                  ---------------------------------
                                  Name: S. Page Todd
                                  Title: Executive Vice President
                                         and Secretary

                              M.G. DIGITAL, LLC

                              By: /s/ S. Page Todd
                                  ---------------------------------
                                  Name: S. Page Todd
                                  Title: Executive Vice President
                                         and Secretary

                              MOVIE GALLERY ASSET MANAGEMENT, INC.

                              By: /s/ S. Page Todd
                                  ---------------------------------
                                  Name: S. Page Todd
                                  Title: President

                       HOLLYWOOD ENTERTAINMENT CORPORATION

                              By: /s/ Tim Price
                                  ---------------------------------
                                  Name: Timothy R. Price
                                  Title: Chief Financial Officer

                              HOLLYWOOD MANAGEMENT CORPORATION

                              By: /s/ Tim Price
                                  ---------------------------------
                                  Name: Timothy R. Price
                                  Title: Chief Financial Officer

Accepted as of the date hereof.

WACHOVIA CAPITAL MARKETS, LLC

MERRILL LYNCH, PIERCE, FENNER &
     SMITH INCORPORATED

CIBC WORLD MARKETS CORP.

Acting severally on behalf of themselves and the several Initial Purchasers named in Schedule I hereto

By: WACHOVIA CAPITAL MARKETS, LLC

By: /s/ Ronald F. Bentien, Jr.
    ------------------------------
    Name: Ronald F. Bentien, Jr.
    Title: Vice President

By: MERRILL LYNCH, PIERCE, FENNER &
      SMITH INCORPORATED

By: /s/ David Turlin
    ------------------------------
    Name: David Turlin
    Title: Managing Director

By: CIBC WORLD MARKETS CORP.

By: /s/ Dean Decker
    ------------------------------
    Name: Dean J. Decker
    Title: Managing Director

[Note:  Exhibits A, B, C and D to be attached]

                                    Exh. A-1

                                   SCHEDULE I

                               INITIAL PURCHASERS

                                          Aggregate Principal
                                         Amount of Notes to be
Initial Purchaser                      Purchased from the Company
-------------------------------------  --------------------------
Wachovia Capital Markets, LLC                 $ 276,250,000
Merrill Lynch, Pierce, Fenner & Smith
Incorporated                                  $  32,500,000
CIBC World Markets Corp.                      $  16,250,000

      Total                                   $ 325,000,000

                                  SCHEDULE II

                                   GUARANTORS

Movie Gallery US, Inc.

Movie Gallery Finance, Inc.

Movie Gallery Licensing, Inc.

Movie Gallery Services, Inc.

M.G.A. Realty I, LLC

M.G. Digital, LLC

Movie Gallery Asset Management, Inc.

Hollywood Entertainment Corporation

Hollywood Management Corporation

                                      S-2